UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

Portlogic Systems Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-151434

20-2000407

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

100 King St. W., Suite 5700, Toronto, Ontario, Canada

M5X 1K7

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(702) 666-8868

________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 16, 2010, we entered into a Memorandum of Understanding (“MoU”) Agreement with Innova Bilisim Cozumleri A.S. (“Innova”). The MoU provides that Innova and Portlogic Systems Inc. (“Portlogic”) will cooperate with respect to the marketing and licensing of Innova’s Payflex and Ki Payment software and hardware solutions within the Territory, defined as the Caribbean. Portlogic will act as a distributor of Payflex and Ki Payment software within the Territory, and promote, advertise, and demonstrate Innova products. Portlogic may be licensed to present to other regions on a non-exclusive basis. The parties agree to execute a Main Agreement which outlines final specifications and commercial terms of licensing. This MoU shall automatically terminate (i) after a term of 1 year, if the Main Agreement is not executed until this date, provided that the Parties may by mutual agreement extend the tenure of this MoU for an additional term or (ii) on the date the Main Agreement is executed, whichever is the earlier.

The Memorandum of Understanding Agreement between Innova Bilisim Cozumleri A.S. and Portlogic Systems Inc. is filed as Exhibit 10.1 to this report, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Memorandum of Understanding Agreement between Innova Bilisim Cozumleri A.S. and Portlogic Systems Inc., dated August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Portlogic Systems Inc.

(Registrant)

Date: August 19, 2010

/s/ Jueane Thiessen

(Signature)

Name:

Jueane Thiessen

Title:

Chief Financial Officer